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                                                                    EXHIBIT 99.1

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
BROADCOM BUSINESS MEDIA CONTACTS              BROADCOM FINANCIAL ANALYST CONTACT
Bill Blanning or Cristine Morris              William J. Ruehle
Corporate Communications Dept.                Vice President and Chief Financial Officer
949-450-8700                                  949-450-8700
blanning@broadcom.com                         billr@broadcom.com
cmorris@broadcom.com
                                              BROADCOM INVESTOR RELATIONS CONTACT
BROADCOM TRADE MEDIA CONTACT                  Esteban R. Torres
Laura Brandlin                                949-585-5663
Director, Marketing Communications            etorres@broadcom.com
949-450-8700
lbrandlin@broadcom.com

HOTHAUS CONTACTS:
Garry Shearer                                 Julie Copithorne
Director of Marketing                         Marketing Communications
604-278-4300                                  604-278-4300
gshearer@hothaus.com                          jcopithorne@hothaus.com
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           BROADCOM CORPORATION TO ACQUIRE HOTHAUS TECHNOLOGIES INC.,
                    A VOIP TELECOMMUNICATIONS SOFTWARE LEADER

  Acquisition Expands Broadcom's Leadership in Broadband Communications as the
           Market for Voice over Internet Protocol (VoIP) Accelerates

IRVINE, Calif. and VANCOUVER, B.C. - July 18, 1999 - Broadcom Corporation (Nasdaq: BRCM), a leading provider of integrated circuits enabling high-speed broadband communications to and throughout the home and business, today announced that it has signed a definitive agreement to acquire HotHaus Technologies Inc., a Vancouver, British Columbia-based leader in Open VoIP(TM) embedded communications software that enables transmission of digital voice, fax and data packets over data networks, including the Internet.

HotHaus is a pioneer in the development of embedded digital signal processing
(DSP) software. HotHaus' suite of products provide the core voice, fax relay, data relay and telephony signaling for VoIP (Voice over Internet Protocol). The product suite runs on programmable DSPs and is used in gateways, cable modems, ADSL modems, remote access servers, LAN PBXs and Internet appliances.

HotHaus software solutions, including HausWare xChangeTM, address a growing demand by telecommunications companies for technology that will help drive VoIP. The HotHaus technology is key to equipment used by telecommunications companies as they move to meld telephony and data communications infrastructures, and migrate from traditional circuit-switched networks to packet-switched systems.

"This is a powerful combination that brings Broadcom's systems-on-a-chip and broadband communications expertise together with HotHaus' leadership in DSP software technology for a teaming that will provide cost-effective solutions to the rapidly growing VoIP market," said Dr. Henry T. Nicholas III, President and CEO of Broadcom. "This strategic acquisition will allow Broadcom to provide the optimal solution of hardware and software for the delivery of voice over a broadband packet network."


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"We're excited about combining forces to address the incredible market opportunity in packet telephony," said Ross Mitchell, Founder, President and CEO of HotHaus. "There is a highly synergistic relationship between Broadcom and HotHaus with virtually no overlap in resources. The combined team is uniquely positioned to develop innovative, world-class products for the broadband Internet telephony marketplace that benefit our customers by offering a more cost-effective, robust, complete broadband solution."

Under the terms of the agreement, a Canadian subsidiary of Broadcom will issue Exchangeable Preferred Stock in exchange for all outstanding shares of HotHaus Common Stock. Shares of the Exchangeable Preferred Stock may in turn be exchanged at the holder's request for shares of Broadcom's Class B Common Stock on a one-for-one basis. Outstanding HotHaus stock options will become directly exercisable for shares of Broadcom Class B Common Stock. In the aggregate, Broadcom will reserve 2.0 million shares of its Class B Common Stock for issuance upon such exchanges and exercises. HotHaus shareholders may elect to receive shares of Broadcom Class B Common Stock directly in exchange for their HotHaus shares.

Based upon the closing price of Broadcom Class A Common Stock on the Nasdaq National Market(R) on July 16, the deal is valued at approximately $280 million U.S. ($414 million Canadian).

The merger transaction is expected to close within 60 days and will be accounted for as a pooling of interests. The boards of directors of both companies have approved the agreement. The transaction is subject to the approval of HotHaus shareholders and satisfaction of regulatory requirements and other customary closing conditions. Broadcom expects to record a one-time charge in its third fiscal quarter to cover related expenses.

Shares of Broadcom's Class B Common Stock are identical to Broadcom Class A Common Stock except for certain voting rights, may be converted into Class A Common Stock at the holder's option, and are automatically converted into Class A Common Stock upon sale and most other transfers. Broadcom's Class A Common Stock is traded on the Nasdaq National Market; the Class B Common Stock is not publicly traded.

ABOUT HOTHAUS

HotHaus is a telecommunications software company specializing in digital signal processing (DSP) software components required by telecommunications Original Equipment Manufacturers. The company is a market leader and technology innovator in DSP frameworks and communications algorithms for voice, fax and data modems, and telephony. HotHaus' headquarters and product engineering division are located in Vancouver. The privately-held company, which has 70 employees, has a systems engineering office in Toronto, Ontario, and offices in San Jose, Calif.; Boston, Mass.; and Dallas, Texas. HotHaus may be contacted at 604-278-4300 or at www.hothaus.com.


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ABOUT BROADCOM

Broadcom Corporation is a leading provider of highly integrated silicon solutions that enable broadband digital transmission of voice, data and video content to and throughout the home and within the business enterprise. Using proprietary technologies and advanced design methodologies, the company designs, develops and supplies integrated circuits for some of the most significant broadband communications markets, including the markets for cable set-top boxes, cable modems, high-speed office networks, home networking, direct broadcast satellite and terrestrial digital broadcast, and digital subscriber line (xDSL). Broadcom is headquartered in Irvine, Calif., and may be contacted at 949-450-8700 or at www.broadcom.com.

SAFE HARBOR STATEMENT OF BROADCOM CORPORATION UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This release may contain forward-looking statements based on our current expectations, estimates and projections about our industry, management's beliefs, and certain assumptions made by us. Words such as "anticipates," "expects," "intends," "plans," "believes," "may," "will" and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Important factors that may cause such a difference for Broadcom in connection with the acquisition of HotHaus Technologies include, but are not limited to, the risks inherent in acquisitions of technologies and businesses, including the timing and successful completion of technology and product development through production readiness, integration issues, unanticipated expenditures, changing relationships with customers, suppliers and strategic partners, potential contractual, intellectual property or employment issues, and the risks that the acquisition cannot be completed successfully or that anticipated benefits are not realized; delays in the adoption and acceptance of industry standards in the VoIP markets; the rate of adoption by present and future customers and end-users of Broadcom's and HotHaus' technologies and products; the timing of customer qualification of such products and the risks of non-qualification; the timing, rescheduling or cancellation of significant customer orders; the loss of a significant customer; the qualification, availability and pricing of competing products and technologies and the resulting effects on sales and pricing of our products; intellectual property disputes; risks and uncertainties associated with international operations; our ability to retain and hire key executives, technical personnel and other employees in the numbers, with the capabilities, and at the compensation levels needed to implement our business and product plans; the quality of our products; business disruptions, claims, expenses and other difficulties resulting from "Year 2000" problems in computer-based systems used by us, our suppliers or our customers; general economic conditions and specific conditions in the markets we address; and other factors.

Our recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other Securities and Exchange Commission filings discuss some of the important risk factors that may affect our business, results of operations and financial condition. Broadcom undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

                                      -###-

Broadcom(R) and the pulse logo are trademarks of Broadcom Corporation and/or its subsidiaries. HotHaus(R), HausWare(R), HausWare xChange(TM) and Open VoIP(TM) are trademarks of HotHaus Technologies Inc. All other trademarks are the property of their respective owners.


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